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                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549
                                  FORM 8-K

                  Current Report Under Section 13 or 15(d)
                   of the Securities Exchange Act of 1934

Date of Report                    May 13, 1998
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                            CROGHAN BANCSHARES, INC.
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            (Exact name of registrant as specified in its charter)

                                   0-20159
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                          (Commission File Number)

                  Ohio                                31-1073048
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    (State or other jurisdiction of                (I.R.S. Employer
     incorporation or organization)                Indentification No.)

       323 Croghan Street, Fremont, Ohio                   43420
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    (Address of principal executive offices)             (Zip Code)

                               (419)-332-7301
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              (Registrant's telephone number, including area code)

This document contains 3 pages.



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                          CROGHAN BANCSHARES, INC.

Item 5 - Other Events

On May 12, 1998, Croghan Bancshares, Inc. (the "Corporation") announced a 3 for 1 split in its outstanding Common Shares, par value $12.50 per share, for shareholders of record May 29, 1998. As a result of the split, two additional Common Shares will be issued for each share owned by shareholders of record on May 29, 1998. The new shares will be issued on June 5, 1998, and the stock will trade ex dividend on the next business day. The Corporation currently has 634,526 Common Shares outstanding and expects to have the same number of shares outstanding on the record date.

Item 7 - Financial Statements and Exhibits

None


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                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  CROGHAN BANCSHARES, INC.
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                                                         Registrant


Date:     May 13, 1998                 by:    /s/   Thomas F. Hite
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                                              Thomas F. Hite, President